Exhibit 99.1

FOR IMMEDIATE RELEASE

For media inquiries, contact:
 Joe Horine, Citrix Systems, Inc.
 (954) 267-3042 or joe.horine@citrix.com

Laura McCormick, Expertcity, Inc.
 (805) 690-6435 or laura@expertcity.com

For investor inquiries, contact:
 Jeff Lilly, Citrix Systems, Inc.
 (954) 267-2866 jeff.lilly@citrix.com

Citrix to Acquire Expertcity, Leader in Web-Based Desktop Access with GoToMyPC and GoToAssist

Deal Expands Citrix Access Infrastructure to Create the Most Complete Secure Access Solutions from One Source

FORT LAUDERDALE, Fla. and SANTA BARBARA, Calif. – December 18, 2003 – Citrix Systems, Inc. (Nasdaq:CTXS), today announced it has signed a definitive agreement to acquire Expertcity, Inc., the market leader in Web-based desktop access as well as a leader in Web-based training and customer assistance products. The transaction is valued at approximately $225 million in cash and stock, with an additional $12 million in stock to be paid to Expertcity stockholders, contingent on achieving certain financial milestones.

     The acquisition expands Citrix’s portfolio of access products to include Expertcity’s popular GoToMyPC® software service for secure, browser-based access to desktop PCs from anywhere, over the Web. The acquisition also adds Expertcity’s market-leading GoToAssist™ software service, which provides online help-desk and call-center assistance, as well as training and customer collaboration over the Web. Citrix will leverage Expertcity’s e-commerce infrastructure and expertise in online marketing, selling and fulfillment. Citrix said the combined business will help accelerate its growth in the access infrastructure market, which is expected to grow to $8-10 billion in the next four to five years.

     “With over 120,000 customers, Citrix access infrastructure is becoming the corporate standard for on-demand access to enterprise applications and information from anywhere,” said

Mark Templeton, president and chief executive officer for Citrix. “This acquisition extends our on-demand access value to include the applications and information that live on individual desktop PCs. Our customers will get scalable, secure and managed access solutions for even greater information security, employee productivity, and enterprise agility.”

     Expertcity is a privately held company based in Santa Barbara, Calif. with approximately 200 employees. Its award-winning GoToMyPC products allow users to instantly access home or office PCs remotely from any location. Users need only an Internet connection; no firewall configuration is necessary. GoToMyPC is preconfigured with industry-standard protocols, including advanced encryption standards (AES), dual password requirements and end-to-end user authentication to ensure high levels of security and privacy. GoToMyPC Corporate features advanced management and control options to protect the integrity of enterprise networks including one-time passwords, a two-factor authentication scheme, RSA SecurID integration and comprehensive control for real-time monitoring and reporting. Numerous Fortune 100 companies including Cardinal Healthcare, Cisco Systems, Pfizer, TIAA-CREF and Verizon use GoToMyPC.

     GoToMyPC software service plans are available for customers of various sizes, including individuals, small businesses and enterprises.

     GoToAssist is a Web-based software service that enables a broad range of solutions, including remote technical support for helpdesks and call centers, corporate training, product demonstrations and customer collaboration. It enables highly secure, permission-based sharing of desktop PC screens and rapidly integrates into any existing infrastructure. Many prominent corporations including Best Software, Cablevision, Intuit, Microsoft Business Solutions and Siemens are GoToAssist customers.

     “Today, Citrix products are used by nearly 50 million end users in the enterprise, and with this acquisition, Citrix gains an efficient way to reach individuals, professionals and SOHO customers through Web-based selling and fulfillment,” Templeton added. “Most people think of Citrix as being exclusively focused on the server. The fact is, customers need access to information, regardless of where it lives. We are excited about offering customers the most complete and secure solution available for accessing enterprise applications and desktop resources from one vendor.”

     “Citrix and Expertcity share the same goal of making the work environment more flexible and efficient by providing easy, secure and instant access to applications and information,” said Andreas von Blottnitz, president and chief executive of Expertcity. “Our complementary offerings, coupled with the similarities in our cultures, allow for synergies and accelerated growth. By working together, we will deliver more choice and flexibility to our customers and partners, and increase adoption of Citrix access infrastructure.”

Terms of the Deal

     Under terms of the definitive agreement, Citrix will acquire Expertcity for approximately $225 million, payable in approximately 50 percent cash and 50 percent stock. A $12 million earnout will be paid to all Expertcity stockholders if certain financial targets are achieved in 2004. The transaction is expected to be $0.03 to $0.04 dilutive to Citrix’s earnings per share in the first half of fiscal year 2004, and neutral to earnings in the second half of 2004. The acquisition has been unanimously approved by the board of directors of each company and is subject to regulatory review and approvals, including under the Hart-Scott Rodino Act, approval by stockholders of Expertcity, and other customary conditions and approvals. The acquisition is expected to close during the first quarter of 2004 or early in the second quarter of 2004. When completed, Citrix plans to take an expense charge for the value of Expertcity’s in-process research and development costs.

     The acquisition is intended to be tax free to stockholders of Expertcity with respect to the stock consideration the stockholders will receive. Lehman Brothers acted as financial advisor to Citrix, and Credit Suisse First Boston acted as financial advisor to Expertcity.

     Expertcity will continue to operate in Santa Barbara, Calif., led by Andreas von Blottnitz, Expertcity’s current president and chief executive officer.

Conference Call Information

     Citrix will host a conference call at 4:45 p.m. eastern time, December 18, 2003, to discuss the terms of the Expertcity transaction and its strategy involving the acquisition. The call will be web cast with supporting slides at http://www.citrix.com/investors. The conference call also may be accessed by dialing 1.888.799.0519 or 706.634.0155, using passcode, Citrix. A replay of the web cast can be viewed by visiting the investor relations section of the Citrix corporate website at http://www.citrix.com/investors until January 2, 2004. In addition, an audio replay of the conference call will be available through December 26, 2003, by dialing 1.800.642.1687 or 706.645.9291, passcode, 4654782.

About Citrix

     Citrix Systems, Inc. (Nasdaq:CTXS) is the global leader in access infrastructure solutions and the most trusted name in enterprise access. Citrix software enables people in businesses, government agencies, and educational institutions to securely, easily and instantly access the on-demand enterprise, from anywhere, anytime, using any device, over any connection. Nearly 50 million people in more than 120,000 organizations rely on the Citrix MetaFrame Access Suite to do their jobs. Citrix customers include 100% of the Fortune 100 companies, 99% of the Fortune 500, and 92% of the Fortune Global 500. Based in Fort Lauderdale, Florida, Citrix has offices in 22 countries, and more than 7,000 channel and alliance partners in more than 100 countries. For more information visit http://www.citrix.com.

About Expertcity

     Expertcity, Inc. is the leading provider of managed real-time Web-based remote-access and customer-support technologies. The company’s award-winning screen-sharing technology enables users to securely view and control a computer from a remote location. Expertcity offers two products: GoToAssist™, a complete managed service that enables support centers and help desks to rapidly and seamlessly deliver virtual on-site support, and GoToMyPC®, a remote-access solution that enables individual users and enterprises, through the GoToMyPC Corporate managed service, to access and work on their PCs from any Internet location. The products consistently win best-in-class awards and reviews. Expertcity has more than 4,000 corporate clients worldwide, including Cisco Systems, Siemens, Sun Microsystems, Verizon, Best Software, Intuit, Cablevision and Microsoft Business Solutions. The company is headquartered in Santa Barbara, Calif., with its European operations based in the UK.

For Citrix Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements concerning the proposed acquisition, including statements concerning the terms and timing of the acquisition; statements concerning the access infrastructure market, customers and products; statements concerning revenue, earnings per share and expenses; and statements concerning management’s plans, objectives and strategies and management’s assessment of market factors. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, the possibility that the proposed acquisition will not close; that the closing may be delayed or that the companies may be required to modify aspects of the acquisition to achieve regulatory or other approvals; the satisfaction of other closing conditions to the acquisition; the reaction of customers of Citrix and Expertcity to the acquisition; Citrix’s ability to successfully integrate Expertcity’s operations and employees; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix’s and Expertcity’s products; the failure by Citrix to retain key employees of Expertcity; failure to achieve anticipated revenues; costs related to the acquisition; and economic and political conditions in the U.S. and abroad. More information about potential factors that could affect Citrix’s business and financial results is included in Citrix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003, including (without limitation) under the captions “Certain Factors Which May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission’s website at www.sec.gov. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Additional Information About the Proposed Acquisition and Where to Find It

INVESTORS ARE URGED TO READ THE PROXY STATEMENT — PROSPECTUS RELATING TO THE PROPOSED ACQUISITION THAT CITRIX MAY FILE WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE, IF FILED, IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT — PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY CITRIX MAY BE OBTAINED, WHEN AND IF THEY BECOME AVAILABLE, FOR FREE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEB SITE, WWW.SEC.GOV. THE PROXY STATEMENT — PROSPECTUS AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED, WHEN AND IF THEY BECOME AVAILABLE, FOR FREE FROM CITRIX OR EXPERTCITY. REQUESTS TO CITRIX MAY BE DIRECTED TO CITRIX SYSTEMS, INC., 851 WEST CYPRESS CREEK ROAD, FORT LAUDERDALE, FL 33309, ATTENTION: INVESTOR RELATIONS. REQUESTS TO EXPERTCITY MAY BE DIRECTED TO: EXPERTCITY.COM, INC., 5385 HOLLISTER AVENUE, SANTA BARBARA, CA 93111, ATTENTION: LAURA MCCORMICK.

# # #

Citrix® and MetaFrame® are registered trademarks or trademarks of Citrix Systems, Inc. in the U.S. and other countries. Expertcity® and GoToMyPC® and GoToAssist™ are registered trademarks or trademarks of Expertcity.com, Inc. in the U.S. and other countries. All product and company names herein may be trademarks of their respective owners.

5